Capital City Bank Group

Investor Presentation

August / September 2016

NASDAQ:CCBG

Forward-Looking Statement

This presentation includes forward-looking statements, including statements about future results. These statements are subject to uncertainties and risks, which could cause the Company's future results to differ materially. The following factors, among others, could cause the Company's actual results to differ: the Company's need and ability to incur additional debt or equity financing; the accuracy of the Company's financial statement estimates and assumptions, including the estimate for the Company's loan loss provision and deferred tax asset valuation allowance; the frequency and magnitude of foreclosure of the Company's loans; the effects of the Company's lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; the Company's ability to successfully manage interest rate risk, liquidity risk, and other risks inherent to the Company's industry; legislative or regulatory changes, including the Dodd-Frank Act, Basel III and the ability to repay and qualified mortgage standards; the strength of the U.S. economy and the local economies where the Company operates; the Company's ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction where we operate; the Company's ability to declare and pay dividends, the payment of which is now subject to our compliance with heightened capital requirements; harsh weather conditions and man-made disasters; fluctuations in inflation, interest rates, or monetary and fiscal policies of the U.S. Government; changes in the securities and real estate markets; customer acceptance of third-party products and services; increased competition and its effect on pricing; negative publicity and the impact on the Company's reputation; technological changes; growth and profitability of our noninterest income; the effects of security breaches and computer viruses that may affect the Company's computer systems or fraud related to debit card products; changes in consumer spending and savings habits; changes in accounting principles, policies, practices or guidelines; limited trading activity of our common stock; the concentration of ownership of our common stock; and the Company's ability to manage the risks involved in the foregoing. Additional factors can be found in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and the Company's other filings with the SEC, which are available at the SEC's internet site (http://www.sec.gov). Forward-looking statements in this presentation speak only as of the date of this presentation. The Company assumes no obligation to update forward-looking statements or the reasons why actual results could differ.

Corporate Profile

- Oldest Florida-based Publicly Traded Bank
- Managed Multiple Business Cycles Successfully
- $2.8B Assets
- Loans: $1.5B/Deposits: $2.3B
- 80% Florida/20% Georgia
- 50/50 Mix of Consumer and Commercial Clients
- $1.2B Assets Under Management

61 Offices in 3 MSA's


Atlanta
Augusta
Macon
Savannah
Montgomery
GEORGIA
ALABAMA
Jacksonville
Tallahassee
Panama City
Gainesville
Daytona Beach
Orlando
FLORIDA
Fort Myers
Miami

Corporate Profile

27 Years

Experienced Management
Average of 27 Years Experience with CCBG

70/30

Ownership
70% Retail/ 30% Institutional
~ 27% Insider

$251M

Market Cap
$251 Million

Florida on the Rise

- Highest Migration Rate in U.S. - Twice U.S. Average ~ 1,000 People Per Day
- 3rd Most Populous State - Projected Population Growth 2X National Average
- Several Growth Measures (Jobs, Personal Income, GDP, Tourism) Now Surpass Prior Peaks and National Average
- Business-friendly State with No Personal Income Tax
- State/Local Budgets Growing and Healthy
- CCBG Markets Will Benefit From Multiplier Effect


Government
Higher Education
Healthcare
Agriculture
Manufacturing
Retail Distribution
Professional Associations
Retirees
Tourism
Defense
Technology
Transportation

Growth Markets

TALLAHASSEE MSA

Total Deposits	$973,895
Market Share (1)	16.33%
Market Share Rank (1)	#1
Top 3 Industries	Government, Education, Professional
Projected Population Growth	3.7%
Projected HH Income Growth	6.6%

GAINESVILLE MSA

Total Deposits	$232,175
Market Share (1)	5.97%
Market Share Rank (1)	#6
Top 3 Industries	Education, Healthcare, Retail Distribution
Projected Population Growth	4.4%
Projected HH Income Growth	3.6%

MACON MSA

Total Deposits	$93,169
Market Share (1)	2.84%
Market Share Rank (1)	#7
Top 3 Industries	Education, Healthcare, Defense
Projected Population Growth	0.6%
Projected HH Income Growth	2.9%

RURAL COMBINED *(15 Markets)(2)*

Total Deposits	$776,678
Market Share (1)(2)	10.67%
Market Champions	Agriculture, Manufacturing, County Seat

- Top 3 Market Share in 8 of 15 Markets

- Top 4 Market Share in 11 of 15 Markets

(1) Source: SNL Financial
(2) Excludes markets with < 2% share

Core Deposit Advantage

AVERAGE DEPOSITS BY TYPE(1)


13%
8%
34%
11%
34%
NOW
NIB Demand Deposits
Money Market
CDs
Regular Savings

COST OF FUNDS(1)

(13bps)


0.50
0.40
0.30
0.20
0.10
0.00
CCBG
Florida Peer
Regional Peer
National Peer

(1) YTD

Loan Portfolio Diversification

LOAN PORTFOLIO[(1)]


3%
14%
14%
3%
15%
32%
19%
$1,532,520
Commercial Loans
Construction R/E
Commercial R/E
Residential R/E
Home Equity R/E
Direct Consumer
Indirect Auto

(1) 2Q2016-EOM

CRE COMPOSITION

133% of Tier 1 Capital


5%
12%
17%
66%
$355,086
Improved Property
Vacant Land
Construction
Condos

IMPROVED PROPERTY COMPOSITION


3%
5%
9%
9%
10%
15%
16%
33%
$227,876
1-4 Residential
Hotel/Motel
Retail
Multi-Family
Industrial/Warehouse
Office
Other
Gas Station/C-Store

Credit Quality

- **NPA Reduction**: 14% Decrease in Q2 and 23% Decrease in 2016
- **Classified Loans:** 10% Decrease in Q2 and 16% Decrease in 2016
- **Continued Strong OREO Sales with Retail Disposition Strategy:** 16% Decrease in Q2 and 24% Decrease in 2016

CLASSIFIED LOANS
(% of Total Loans)


$300M
$250M
$200M
$150M
$100M
$50M
0
15.23%
$286M
5.77%
$83M
3.56%
$53M
2.94%
$45M
4Q09
Peak
4Q14
4Q15
2Q16

NON-PERFORMING ASSETS
(% of Assets)


$150M
$120M
$90M
$60M
$30M
0
5.21%
$137.6M
2.00%
$52.4M
1.06%
$29.6M
0.83%
$22.8M
4Q11
Peak
4Q14
4Q15
2Q16

TOTAL OREO BALANCES


$80M
$70M
$60M
$50M
$40M
$30M
$20M
$10M
0
$62.6M
$35.7M
$19.3M
$14.6M
4Q11
Peak
4Q14
4Q15
2Q16

Strong Capital Position

NASDAQ:CCBG

CAPITAL TO EXECUTE



$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
0
2010
2014
2015(1)
2Q16
Trust Preferred
Common Equity
Excess Capital

(1) Basel III became effective in 2015.

STAYING POWER



20
15
10
5
0
14.59%
6.82%
6.93%
17.76%
7.38%
8.95%
17.25%
6.99%
9.21%
16.44%
7.08%
9.13%
2010
2014
2015
2Q16
Risk Based Capital - CCBG
Tangible Common Equity - CCBG
Tangible Common Equity - Publicly Traded $1-$5 Billion SE Banks

Strong Earnings Engine

- Cumulative profit through the cycle* = $22M or $1.32/share
- Growth will come from operating leverage



$3.00
2.75
2.5
2.25
$2.00
1.75
1.5
1.25
$1.00
.75
.5
.25
-.25
0.89
2.81
-0.2
2.28
-0.02
2.07
0.29
2.02
0.01
1.54
0.35
1.21
0.53
1.12
0.53
1.16
0.32
0.66
2008(1)
2009
2010
2011(2)
2012
2013
2014(3)
2015(4)
YTD16(5)
Net Income
Pre-Tax Pre-Credit Costs (PTPCC) Per Diluted Share

*2008-2013

(1) Includes gain on sale of Merchant Services processing of $0.22 per share.
(2) Includes gain on sale of Visa shares of $0.09 per share.
(3) Includes one-time tax benefit of $0.13 per share.
(4) Includes BOLI proceeds of $0.10 per share.
(5) Includes TRUPs repurchase gain of $0.09 per share.

Strategic Initiatives: Three Pillars of Execution

Drive Revenues

Generate Loan Growth > Positioned to Win on Rates > Grow & Diversify Fee Income

Disciplined Expense Management

Committed to Expense Reduction > Efficiency Initiatives in Motion

Effectively Deploy Capital

Organic Growth > Return Capital > Leverage Capital

> *Executed Under A Strong Risk Management & Credit Culture* <

DRIVE REVENUES

Diversified Revenues

NASDAQ:CCBG

INTEREST INCOME[1]


1.2%
1.7%
3.5%
7.8%
8.4%
9.1%
2.9%
13.7%
20.3%
31.4%

$40.2 Million

- Funds Sold
- Investment Securities
- Commercial Loans
- Construction R/E
- Commercial R/E
- Residential R/E
- Home Equity R/E
- Direct Consumer
- Indirect Auto
- Fees On Loans

FEE INCOME[1]


2.5%
17.9%
8.2%
42%
of Operating
Revenues
38.4%
12.5%
20.5%

$27.9 Million

- Deposit Fees
- Bank Card Fees
- Wealth Management Fee
- Mortgage Banking Fees
- Data Processing Fees
- Other

(1) YTD

DRIVE REVENUES

Generate Loan Growth

PERIOD END LOANS
($ in billions / % growth)


$2,000,000
$1,500,000
$1,000,000
$500,000
0
3.0%
4.1%
3.9%*
$1,400
$1,442
$1,504
$1,533
2013
2014
2015
2Q16

GROWTH BY SEGMENT(1)


$60M
$50M
$40M
$30M
$20M
$10M
0
-$10M
-$20M
-$30M
37.1%
4.8%
-5.0%
-0.9%
2.2%
6.9%
5.5%
-7.2%
Commercial Loans
Construction R/E
Commercial R/E
Residential R/E
Home Equity R/E
Direct Consumer
Indirect Auto
Other - LIP

**Annualized*
(1) 2Q16 vs. 2Q15

DRIVE REVENUES

Positioned to Win on Rates

LOAN REPRICING


4%
3%
5%
10%
23%
14%
41%
Overnight
12 Months
24 Months
36 Months
48 Months
60 Months
> 60 Months

RATE MIX


36% Fixed
40% Adjustable
$1,532,520
24% Variable

- 64% of Loan Portfolio is Variable or Adjustable
- ~ 2/3 of Loan Portfolio Re-Prices Within One Year
- 50 BP Rate Rise = Favorable Annual Impact in excess of $2.0 Million

DRIVE REVENUES

Grow and Diversify Fee Income

FEE INCOME MIX



$27,642
$27,892
100%
80%
60%
40%
20%
0%
$737
Data Processing Fees
$683
$2,190
Mortgage Banking Fees
$2,296
$4,084
Other Fees
$5,002
$3,822
Wealth Management Fees
$3,482
$5,586
Bank Card Fees
$5,708
$11,223
Deposit Fees
$10,721
2015[1]
2016[1]

GROWTH INITIATIVES



Free to Fee Checking
Check Cashing/ Prepaid Cards
Improve Card Utilization
Leverage Working Capital Finance Platform
Grow Wealth Management Assets
Residential Originations

(1) YTD

EXPENSE MANAGEMENT

Committed to Expense Reduction

NONINTEREST EXPENSE TREND



$150,000
$120,000
$90,000
$60,000
$30,000
0
$6,652
$115,193
$16,641
$97,718
$18,069
$97,204
$8,884
$48,748
2007
2014
2015
2016(2)
Cycle Costs(1)
Core Expenses

NONINTEREST EXPENSE MIX



15.9%
4.3%
5.8%
2.3%
15.7%
7.2%
7.6%
41.2%
2016(2)
Salaries
Associate Benefits
Pension Plan
Occupancy
Legal & Professional
Processing Services
Other Real Estate
Other

(1) OREO, Legal (Loan Collections), FDIC Insurance & Pension Costs
(2) YTD

EXPENSE MANAGEMENT

Initiatives in Motion

Channel Optimization	Process Improvement	Reduce Cycle Costs	Support Growth
Self-Service Teller	Consolidate Platforms	OREO	Onboarding
Mobile & Online	Electronic Documents	Legal	Client Segmentation
Website Enhancements	Eliminate Non-Value-Added Tasks	Pension	
Office/Market ROA Reviews		FDIC	

Effectively Deploy Capital

Organic Growth	• Technology Investments • Leverage Infrastructure
Return Capital	• Dividend • Share Repurchase Program
Leverage Capital	• M&A Opportunities • Non-Bank Businesses

Acquisition Opportunity

NASDAQ:CCBG

Profile
- Banks with $100-500M assets
  ~300 total banks
- TBV pricing attractive

Targets
- Strong core deposit base
- Lack of scale to absorb regulatory cost
- Succession plan unclear



Atlanta
Birmingham
Charleston
Montgomery
Savannah
Macon
Jacksonville
Mobile
Tallahassee
Gainesville
Panama City
Tallahassee
Orlando
Expansion Area
Tampa
Fort Myers
Miami
0
125 Miles
250 Miles
500 Miles
0
125 KM
250 KM
500 KM

2016 Focus

Broader Based Loan Growth	• Small Business Lending, WCF/ABL and Participations
Implement Fee Income Initiatives	• Including our new checking account platform and strategies to drive interchange revenues
Focus on Problem Asset Resolution	• Will lower our NPAs and reduce our credit costs
Evaluate Acquisition Opportunities	• Evaluate both bank and non-bank opportunities

Why CCBG?

- Florida is Back
  Growth Measures Nearing Prior Peaks
- Stable Markets
  Strong Deposit Franchise
- Strong Capital – Ability to Deploy
- Insider Ownership
- Seasoned and Experienced Bankers
  Low Execution Risk
- CCBG is One of the Few Remaining "Pure Plays" in Florida

Capital City Bank Group


Trade Pattern - Year overview
Stock Market share
Share value

Appendix

Capital City Bank Group

Quarterly Results

NASDAQ:CCBG



0.45
0.40
0.35
0.30
0.25
0.20
0.15
0.10
0.05
0.00
0.22
0.24
0.08
0.28
0.12
0.31
0.11
0.29
0.06
0.20
0.22
0.36
0.09
0.26
0.16
0.35
0.10
0.25
0.22
0.41
1Q14*
2Q14
3Q14
4Q14
1Q15
2Q15**
3Q15
4Q15
1Q16
2Q16***
Diluted Earnings Per Share
Pre-Tax Pre-Credit Costs ("PTPCC") per diluted share

*Includes one-time tax benefit of $0.13 per share.
**Includes BOLI proceeds of $0.10 per share.
*** Includes TRUPs repurchase gain of $0.09 per share

Financial Highlights

NASDAQ:CCBG

Dollars in Thousands, except Earnings per Share	2011	2012	2013	2014	2015	YTD 2016
Interest Income	$99,459	$89,680	$82,152	$78,221	$79,658	$40,218
Interest Expense	7,537	5,368	4,416	3,580	3,307	1,632
Net Interest Income	91,922	84,312	77,736	74,641	76,351	38,586
Provision	18,996	16,166	3,472	1,905	1,594	355
Noninterest Income	58,848	55,185	56,416	52,536	54,091	27,892
Noninterest Expense	126,248	124,559	122,710	114,358	115,273	57,632
Income Taxes	629	(1,336)	1,925	1,654	4,459	2,914
Net Income	4,897	108	6,045	9,260	9,116	5,577
Diluted Earnings Per Share	.29	.01	.35	.53	.53	.32
RATIOS						
Return on Average Assets	.19%	.00%	.24%	.36%	.34%	.41%
Return on Average Equity	1.86	.04	2.40	3.27	3.31	4.03
Net Interest Margin	4.18	3.81	3.54	3.36	3.31	3.21
Net Charge-offs to Average Loans	1.39	1.16	.66	.53	.35	.08
Efficiency Ratio (FTE)	82.79	88.72	91.09	89.68	87.94	86.11
Dividend Payout Ratio	103.45	N/M	N/M	16.98	24.53	24.86

Financial Highlights

NASDAQ:CCBG

As of Period-End *Dollars in Thousands*	2011	2012	2013	2014	2015	2Q16
Investments	$307,149	$296,985	$399,631	$505,129	$638,920	$690,322
Loans	1,628,683	1,521,302	1,399,668	1,442,062	1,503,907	1,532,520
Total Assets	2,641,312	2,633,984	2,611,903	2,627,169	2,797,860	2,767,636
Noninterest Bearing Deposits	618,317	609,235	641,463	659,115	758,283	798,220
Interest Bearing Deposits	1,554,202	1,535,761	1,494,784	1,487,679	1,544,566	1,526,586
Total Deposits	2,172,519	2,144,996	2,136,248	2,146,794	2,302,849	2,324,806
Capital	251,942	246,889	276,400	272,540	274,352	274,824
RATIOS						
Risk Based Capital	15.32%	15.72%	17.94%	17.76%	17.25%	16.44%
Tangible Equity	6.51	6.35	7.58	7.38	6.99	7.08
Nonperforming Assets to Total Assets	5.21	4.47	3.26	2.00	1.06	0.83
Reserve to Loans	1.91	1.93	1.65	1.22	0.93	0.89
Reserve to Nonperforming Loans	41.37	45.42	62.48	104.60	135.40	166.50